UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2007
Lifevantage Corporation
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	000-30489 (Commission File Number)	90-0224471 (IRS Employer Identification No.)
6400 South Fiddler’s Green Circle, Suite 1970, Greenwood Village, CO 80111
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 488-1711

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions
     On February 12, 2007, Lifevantage Corporation issued a press release entitled, “Lifevantage Corporation Announces 2Q FY2007 Financial and Operating Results”. The press release is attached as Exhibit 99.1 hereto.
Item 7.01 Regulation FD Disclosure
     On February 12, 2007, Lifevantage Corporation issued a press release entitled, “Lifevantage Corporation Announces 2Q FY2007 Financial and Operating Results”. The press release is attached as Exhibit 99.1 hereto.
Item 9.01 Exhibits
99.1     Press release, dated February 12, 2007, entitled, “Lifevantage Corporation Announces 2Q FY2007 Financial and Operating Results”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: February 12, 2007

LIFEVANTAGE CORPORATION
By:	/s/ James J. Krejci
James J. Krejci
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated February 12, 2007, entitled, “Lifevantage Corporation Announces 2Q FY2007 Financial and Operating Results”.